UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MAY 12, 2000









                    AUDIOMONSTER ONLINE, INC.
        (FORMERLY PROFESSIONAL MINING CONSULTANTS, INC.)
     (Exact name of registrant as specified in its charter)







Nevada                000-24595                   88-0343832
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

200-1311 Howe St., Vancouver, B.C. Canada V6Z 2P3
(Address of principal executive offices)

Registrant's telephone number, including area code (604) 691-1765



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On May 12, 2000, the Company's predecessor, Professional Mining Consultants, Inc. ("PFMC"), approved the Exchange Agreement between itself and a company then-known as AudioMonster Online, Inc. Under the terms of the Agreement, the Company exchanged 2,000,000 shares of its common stock for all of the shares of capital stock of AudioMonster Online, Inc. PFMC was the acquiring company. Upon completion of the Exchange Agreement, PFMC changed its name to AudioMonster Online, Inc.

ITEM 5.   OTHER EVENTS

The Company's common stock underwent a 2:1 forward split on May 2, 2000, effective on May 16, 2000. This increased the number of shares outstanding from 4,890,000 to 9,780,000 without changing the authorized common stock. No change in the rights or ownership percentage of the holders has occurred as a result of the forward split.

On  May  15,  2000, the Company changed its name to  AudioMonster
Online,  Inc., and moved its principal place of business to  200-
1311 Howe St., Vancouver, B.C. Canada V6Z 2P3.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On May 12, 2000, the Company accepted the resignation of Bobby Combs as a member of the board of directors and as an officer of the Company, effective immediately. Mr. Greg Corcoran was appointed to fill the vacancy left by Mr. Combs' resignation.

On May 12, 2000, the Company also accepted the resignations of Messrs. Douglas Ansell and John Michael Eckert as members of the board of the directors and as officers of the Company, effective immediately. Mr. Corcoran, the remaining board member did not immediately fill the vacancies left by the resignation of Messrs. Ansell and Eckert. Mr. Corcoran was also elected as President, Secretary, and Treasurer.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a)   Financial Statements of Professional Mining Consultants,
          Inc. for the period ended March 31, 2000 are hereby incorporated by reference to the financials statements included in the Form 10-QSB filed on May 19, 2000.
b) Financial Statements of AudioMonster Online, Inc. will be filed on or before July 26, 2000.
c) Prior to the acquisition of AudioMonster Online, Inc., PFMC was not operating and had no assets and no revenue during 1999.
The pro-forma financial statements, which serve to state the results of 1999 as if the two companies had combined operations during 1999, therefore, will not differ in any material way from the audited financial statements of Audio which will be filed on or before July 26, 2000. The Company will not, therefore, include separate pro-forma financial statements.

     Financial Statements of AudioMonster Online, Inc.

                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                      FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

                              INDEX

INDEPENDENT AUDITORS' REPORT                             1

BALANCE SHEET                                            2

STATEMENT OF OPERATIONS                                  3

STATEMENT OF COMPREHENSIVE LOSS                          4

STATEMENT OF STOCKHOLDERS' EQUITY                        5

STATEMENT OF CASH FLOWS                                  6

NOTES TO FINANCIAL STATEMENTS                          7-11



                  INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 591519 B.C. LTD. (D/B/A AudioMonster Online)
 (A DEVELOPMENT STAGE COMPANY)

We have audited the accompanying balance sheet of 591519 B.C. LTD., D/B/A AudioMonster Online (a development-stage company) as of March 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period from August 30, 1999 (inception) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 591519 B.C. LTD. D/B/A AudioMonster Online as of March 31,
2000, and the results of its operations and its cash flows for the initial period August 30, 1999 (inception) to March 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has suffered recurring losses from operations and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                         Certified Public Accountants

New York, New York

June 23, 2000

                         591519 B.C LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                          BALANCE SHEET

                                                    March 31

                                                      2000
                                                   ---------
ASSETS
CURRENT ASSETS                                      $  323,650
Cash and cash equivalents
Receivables                                              5,024
Loan receivable                                         29,794
Investment in trading securities                        75,310
                                                    ----------
Total current assets                                   433,788

Property and equipment, at cost,net of
accumulated
Depreciation of $-0-                                     5,359
                                                    ----------
TOTAL ASSETS                                        $  439,137
                                                    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses                 $   9,997

Long-term convertible notes                            655,000
                                                     ---------

Total liabilities                                      664,997
                                                     ---------
Commitments and contingencies                                -

STOCKHOLDERS'(DEFICIT)
Common Stock - no par value, authorized
100,000,000 shares; 1 shares issued and                      1
outstanding

Deficit accumulated during the development stage      (225,148)

Cummulative foreign currency translation              (    713)
adjustment
                                                     ---------
Total stockholders' (deficit)                        (225,860)
                                                     ---------
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)       $  439,137
                                                    ==========

The accompanying notes are an integral part of these financial statements.

                         591519 B.C LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                     STATEMENT OF OPERATIONS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

Revenue                                         $    -

General and administrative expense             250,023
                                             ---------
Loss from operations before other income
(expense)
and income taxes                             (250,023)
Interest income                                  2,732
Interest expense                             (  8,733)
Unrealized gain on trading securities           30,876
                                             ---------

Loss before income taxes                     (225,148)
Income tax expense                                   -
                                             ---------

Net loss                                    $(225,148)
                                             =========


COMMON SHARES
Basic                                                1
                                             =========
Diluted                                              1
                                             =========
NET LOSS PER COMMON SHARE
Basic                                       $(225,148)
                                             =========
Diluted                                     $(225,148)
                                             =========

The accompanying notes are an integral part of these financial statements.

                         591519 B.C LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                 STATEMENT OF COMPREHENSIVE LOSS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

     Net loss                                   $(255,148)

     Foreign currency translation               (     713)
     adjustment
                                               -----------

     Comprehensive loss                         $(255,861)
                                                ==========





The accompanying notes are an integral part of these financial statements.

                                 591519 B.C LTD.
                            D/B/A AudioMonster Online
                          (A DEVELOPMENT-STAGE COMPANY)
                        STATEMENT OF SHAREHOLDERS' EQUITY
    FOR THE PERIOD FROM AUGUST 30, 1999 (DATE OF INCEPTION) TO MARCH 31, 2000

                          Common Stock - Class A                              Foreign         Total
                           ------------------      Paid-in     Retained      Currency    Shareholders'
                            Shares     Amount      Capital     Earnings    Adjustments      Equity
                           -------    -------      -------     -------     -----------   ------------
Balance at August 30,             1           1            -            -             -              1
1999

Net loss for the period           -           -            -    (225,148)             -      (225,148)

Cummulative foreign
 currency
Translation adjustment            -           -            -            -         (713)          (713)
                           --------    --------     --------   ----------      --------     ----------

Balance at March 31,
2000                              1      $    1            $   $(225,148)        $(713)     $(225,148)
                           ========    ========     ========   ==========      ========     ==========

The accompanying notes are an integral part of these financial statements.

                         591519 B.C LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                     STATEMENT OF CASH FLOWS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

 CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Loss                                              $(225,148)
 Adjustment to reconcile net loss to net cash
  used by operating activities:
 Unrealized gain                                         (30,876)
 Changes in certain assets and liabilities:
  Increase in receivables                                 (5,024)
  Increase in loan receivable                            (29,794)
  Increase in accounts payable and accrued expense          9,997
                                                       ----------
  Net cash used by operating activities                 (280,845)
                                                       ----------
  CASH FLOWS FROM INVESTMENT ACTIVITIES:
   Purchases of fixed assets                              (5,359)
   Investment in trading securities                      (44,434)
                                                       ----------
   Net cash used in investment activities                (49,793)
                                                       ----------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from notes payable                            655,000
                                                       ----------

  EFFECTS OF EXCHANGE RATE
   CHANGES ON CASH                                          (712)
                                                       ----------

  NET INCREASE IN CASH AND CASH EQUIVALENTS               323,650

  CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD               -
                                                       ----------

  CASH AND CASH EQUIVALENTS - END OF PERIOD            $  323,650
                                                       ==========

The accompanying notes are an integral part of these financial statements.

                               -6-
                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation

             591519 B.C. LTD (D/B/A AudioMonster Online) (the "Company") was incorporated in the Province of British Columbia, Canada on August 30, 1999. The Company has an office in Vancouver, B.C.

             The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 7.

             In a development stage company, management devotes most of its activities to establishing new businesses. Planned principal activities have not yet begun nor produced any revenues.

         Line of Business

             The Company is creating licensable technology including e-commerce components and content management systems for the Internet music industry. The Company is also building an audio advertising and music distribution network.

         Use of Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

              The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

         Property and Equipment

              Property and equipment is stated at cost and are depreciated using the straight-line method over their estimated useful lives.

                                              Useful Life
                                             ------------
         Furniture and equipment                  7 years
         Computer software and hardware           3 years

         Maintenance and repairs are charged to expense as incurred.

         Translation of Foreign Currency

         The Company translates its Canadian foreign currency financial statements, in accordance with the requirements of SFAS No. 52, "Foreign Currency Translation". Assets and liabilities are translated at current exchange rates, and related revenues and expenses are translated at average exchangerates in effect during the period. Resulting translation adjustments are recorded as a separate component in stockholders' equity. Foreign currency transaction gains and losses are included in the statement of operations.

                              - 7 -
                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Income Taxes

               Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, receivables, loan receivable and accounts payable, and accrued expenses approximates fair value due to the relatively short maturity of these instruments. The carrying value of convertible notes payable approximates fair value as the instruments were issued in January and February 2000.

         Earnings Per Share

         The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings.

         Comprehensive Income

         The Company has adopted SFAS No.
         130, "Reporting Comprehensive Income" which establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.

         Long-lived Assets

         Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

         Licenses

         Costs to acquire licenses are capitalized as incurred. These costs will be amortized as royalties are paid in accordance with the license terms.

                              - 8 -
                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

NOTE 2 -   PROPERTY AND EQUIPMENT
         Property and equipment is summarized as follows:

                                            March 31,
                                           -----------
                                               2000
                                            ---------
         Computer Equipment & Software         $   2,415
         Furniture and Fixtures                    2,944
                                               ---------
                                                   5,359
         Less: Accumulated Depreciation                -
                                               ---------
                                               $   5,359
                                               =========

         Depreciation expense for the period ended March 31, 2000 was $-0-.


NOTE 3 - CONVERTIBLE NOTES

         During the period ended March 31,2000, the Company sold an aggregate of $655,000 of its 8% Convertible Notes (the "Notes"), due at the second anniversary date of issuance, pursuant to Regulation S under the Securities Act.

         The holder of the notes has the full right to convert its Notes, in whole or in part, into shares of Common Stock at a conversion price equal to the lesser of (1) $.50 or (2) 70% of the lowest average bid price of the Common Stock for the five trading days immediately preceding a notice of conversion provided, however, that in no event shall the Holder be entitled to convert any portion of the Notes in excess of that portion of the Notes upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes and (2) the number of shares issuable upon the conversion of the portion of the Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 20% of the outstanding Shares.

         At March 31, 2000, the Company has the following notes outstanding:


                 Due Date             Amounts
               ------------         ----------
         January 28, 2002             $   50,000
         January 28, 2002                150,000
         January 31, 2002                 75,000
         February 1, 2002                200,000
         February 1, 2002                100,000
         February 8, 2002                 80,000
                                       ---------
                                       $ 655,000
                                       =========

                              - 9 -

                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

NOTE 4 -      LICENSE

         On December 21, 1999, the Company acquired a license for ten specified audio tracks of an artist named Art Bergmann ("the artist"). The Company has the exclusive right to distribute these audio tracks worldwide in any format. The license remains exclusive until December 31, 2004, after which it will convert to nonexclusive on a worldwide basis.

         The Company has agreed to pay the artist royalties of 20% of the net proceeds that the Company receives from its commerce activities related to the sales and marketing of the audio tracks. A non-refundable advance of CDN $1,000 (US $688) was paid to acquire the license and charged to expense.

NOTE 5 - FOREIGN OPERATIONS

         Substantially all of the Company's operations take place throughout Canada, and the majority of its identifiable assets are in Canada.

NOTE 6 -  INVESTMENT

         At March 31, 2000, marketable investments classified as trading securities were comprised of the following:


          Common Stock:
             Market Value                 $   75,310
             Cost                             44,434
                                          ----------
             Gross unrealized gain        $   30,876
                                          ==========

         The unrealized gain from trading securities for the period ending March 31, 2000 is $30,876. This amount is included in Other Income (Expense) in the accompanying statement of operations.



NOTE 7 - RELATED PARTY TRANSACTIONS

         a) The Company has signed an agreement with a company owned by its President to pay management fees of CDN $5,000 per month. The agreement commenced on January 1, 2000 and expires on December 31, 2004.

         The agreement provides that if the Company becomes a publicly-traded company or establishes a fiscal quarter with gross revenue of CDN $250,000 or greater, the monthly management fee will increase to CDN $8,000.

                             - 10 -
                        591519 B.C. LTD.
                    D/B/A AudioMonster Online
                  (A DEVELOPMENT-STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM AUGUST 30, 1999
              (DATE OF INCEPTION) TO MARCH 31, 2000

NOTE 7 - RELATED PARTY TRANSACTIONS (Continued)

         b) The Company has signed lease agreements with its President to pay CDN $1 annually for the lease of each of the domain names, AudioMonster.com and DoubleListen.com. The agreements expire January 31, 2000 and December 13, 2001, respectively. The parties expect to extend the lease on the AudioMonster.com domain name.

NOTE 8 - GOING CONCERN

         The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of March 31, 2000, the Company has incurred operating losses for the period in the amount of $215,664 and has no established source of revenue.
         Based upon the Company's plan of operation, the Company estimates that existing resources, together with funds generated from operations will not be sufficient to fund the Company's working capital. The Company has been acquired by a publicly-traded company. The new parent is anticipating raising funds through equity offerings to fund the Company's operations. There can be no assurances that sufficient funds will be available on terms acceptable to the parent or at all. If the company is unable to obtain such funds, the Company will be forced to scale back operations, which would have an adverse effect on the Company's financial condition and results of operations.

NOTE 9 - SUBSEQUENT EVENTS

         On May 11, 2000, the Company was acquired as a wholly-owned subsidiary of a publicly-traded company.

                             - 11 -

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           AudioMonster Online, Inc.



                           By: /s/ Greg Corcoran
                              Greg Corcoran, President



                           Date: July 26, 2000